UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): November 13, 2025
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-42397	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 13, 2025, at a special meeting of shareholders of Colony Bankcorp, Inc. (the “Company”), the Company considered (1) a proposal to approve the issuance of the Company’s common stock pursuant to the Agreement and Plan of Merger dated July 23, 2025, by and between the Company and TC Bancshares, Inc., as such agreement may be amended from time to time (the “Colony Stock Issuance Proposal”), and (2) a proposal to adjourn the Company special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Colony Stock Issuance Proposal (the “Colony Adjournment Proposal”).

A total of 11,173,551 shares, or 63.99% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Special Meeting. Both proposals were approved by the required vote of the Company’s shareholders at the special meeting.

Proposal 1. Colony Stock Issuance Proposal

For	Against	Abstain	Broker Non-Votes
11,045,200	102,805	25,546	—

Proposal 2. Colony Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
10,877,660	270,462	25,429	—

Item 8.01. Other Events.

On November 17, 2025, the Company announced the receipt of all required regulatory approvals to complete its previously announced merger with TC Bancshares, Inc. The transaction is expected to close on December 1, 2025, pending satisfaction of customary closing conditions. A copy of the press release is furnished as Exhibit 99.1 to this
Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Colony Bankcorp, Inc. and TC Bancshares, Inc. to announce regulatory and shareholder approvals received for merger dated November 17, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: November 17, 2025	By:	/s/ T. Heath Fountain
T. Heath Fountain
Chief Executive Officer